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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2013 to September 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Annual Report

  2  0  1  4

TEKLA HEALTHCARE
OPPORTUNITIES FUND

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Fund intends to use net investment income and net realized capital gains when making monthly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release with detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Fund's Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount (if the Fund's stock is trading at or below net asset value) or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

Welcome to all new shareholders who participated in the IPO of Tekla Healthcare Opportunities Fund (THQ) as well as those of you that may have acquired shares since the IPO. As you may know, Tekla (FKA Hambrecht & Quist) Capital Management LLC is a healthcare focused investment adviser which has been managing two other closed-end funds, Tekla (FKA H&Q) Healthcare Investors (HQH) and Tekla (FKA H&Q) Life Sciences Investors (HQL) for over 20 years. While we are adding to our staff, the current Tekla investment team has been in place for over ten years and will also invest on behalf of THQ. I note that while Tekla's other two funds, HQH and HQL, are largely focused on attaining long-term capital gains, which fund the managed distribution plans, THQ is designed as a "balanced" growth and income fund that invests broadly across the corporate capital structure. That is, THQ owns both growth equity and income oriented assets. Its goal is therefore to provide current "income" principally through a combination of dividends from stocks, interest payments from debt and convertible securities and premiums received from covered call writing. We think of THQ as providing an opportunity for those investors who seek to have a balance of the downside "protection" provided by investments in income oriented assets while still participating in some of what we see as the potential upside of the stock market in a sector that we believe provides an opportunity for price appreciation.

In addition to our belief in the potential of such a "balanced" approach, we continue to be encouraged by the potential of the healthcare sector. Our enthusiasm is largely based on the combination of what we see as favorable demographics, product innovation, regulatory accommodation and sector sentiment. Please see our filings for more detail, but in general we note that 1) the US population is aging, 2) people spend more on healthcare as they get older, 3) there is a long list of new and differentiated medical products being developed by the pharmaceutical, biotechnology and medtech industries and 4) the US FDA and other regulatory agencies appear to be approving new products at a rapid pace. In addition to these factors, we have seen and expect to continue to see significant level of merger and acquisition (M&A) activity in the healthcare sector. We believe the recent spate of M&A activity is evidence of positive sentiment and fair valuation in the sector. We think that a combination of favorable fundamental characteristics and positive sentiment bodes well for the sector in the near and intermediate term.

On September 30, 2014, the net asset value (NAV) per share of the Fund was $19.33. Since the commencement of operation on July 31, 2014 through September 30, 2014, total return at NAV of the Fund was 2.02%, with distributions reinvested. The total investment return at market with distributions reinvested was -5.42% during the same period. Comparisons to relevant indices are listed below.

Investment Returns	7/31/14* To 9/30/14
At Market	-5.42%
At Net Asset Value	2.02%
S&P 1500 Healthcare	4.98%
S&P 500 Index	2.54%

*7/31/14 Commencement of Operations.

Investment Highlights

Recent performance of the healthcare sector has been exemplary. And while we are generally satisfied with the performance of the sector it is, after a prolonged period of such performance, appropriate to take a step back and re-evaluate the potential for continued price appreciation. For reference, we present in the following table, recent sector performance versus that of the broad stock market. Using the S&P 1500 Healthcare, the Nasdaq Biotech Index (NBI) and the S&P 500 Indices as proxies for the healthcare, biotechnology and broad market sectors, respectively, we can compare annualized performance through September 30, 2014 of these sectors as follows:

Index	1 Year (%)	5 Year (%)	10 Year (%)
S&P 500	19.72	15.68	8.10
S&P 1500 Healthcare	27.47	20.04	10.74
NBI	30.91	28.35	15.23

(Source: Bloomberg)

As is obvious, the healthcare and biotechnology sectors have outperformed the broad market in each of the one, five and ten year periods presented. However, while past performance can be encouraging, we are mostly focused on the future. While predicting future performance is difficult, it remains our view that the future for healthcare is bright. This view is based on several factors. First, as described above, the qualitative fundamentals are favorable. That is, the population is getting older. And people spend more on healthcare as they get older. This should benefit our sector.

Second, we think valuations in healthcare remain reasonable, especially given the sustained outperformance we have seen over a relatively long period. Analysts use various methods to gauge valuation. Price to earnings (i.e., P/E) ratio is probably most commonly used. From a P/E perspective, healthcare and biotechnology are a bit more expensive than the broad market. (see below). However, it is our view that growth, in general, and earnings growth in particular, drive value. In our opinion and experience, the market is willing to pay a higher price for higher earnings growth. In our experience, a company/sector that is growing earnings faster will often outperform a slower growing company/sector. In our view, the ratio of P/E to growth (i.e., PEG ratio) of a company/sector is probably the best way to assess growth adjusted valuation. In the following chart, note the P/E, the estimated growth rates and the PEG ratio for the broad market as well as for the healthcare and biotechnology sectors. As with P/E, a lower PEG ratio typically reflects a more attractively valued company/sector. While the PEG of the S&P 1500 Healthcare Index appears to be one of the more "expensive" areas, this number is somewhat misleading. As we said while marketing THQ, the Fund's strategy would involve looking across all healthcare sub-sectors to find the areas we felt would offer the best investment returns. So while the S&P 1500 Healthcare appears to be expensive, as a broadly classified Index, there are within this Index sub-sectors which offer compelling growth at very reasonable valuations. A few areas we continue to like include biotechnology, managed care and healthcare facilities, all of which trade at below market PEG ratios.

Index	P/E	Expected Growth (%)	PEG
S&P 500	16.7	8.6	1.9
S&P 1500 Healthcare	18.1	7.7	2.3
NBI*	18.2	17.1	1.1

(* profitable NBI Companies) (Source: Bloomberg)

Separate from these "macro" perspectives, we are also optimistic about the healthcare and biotechnology sectors on a more fundamental basis. Certainly these sectors have benefited in recent years from the approval and subsequent commercialization of a spate of new and novel products. Over the last five or so years, for example, we have seen the development of drugs that actually make fundamental improvements (rather than merely address symptoms or side effects) associated with such diseases as Cystic Fibrosis and

Hepatitis C. We have also seen the development of new drugs that have effectively turned hematologic cancers like multiple myeloma almost into chronic diseases. In addition several drugs are now approved which materially improve the prospects of patients with pancreatic cancer and melanoma. We have also seen the approval of the Affordable Care Act that has increased access of at least several million individuals to health insurance. This is likely to increase use of health care service and products. We have also seen what looks to us like a more accommodative FDA. While this federal agency has certainly not decreased its requirements for product approval, it has created new mechanisms for "breakthrough" products to be more expeditiously evaluated for approval. In the last year in particular, we have seen the approval of a number of new and differentiated products. Through September 30, 2014, twenty-nine new medical entities have been approved; this suggests that 2014 could be one of the best years ever for such approvals. As an example, Sovaldi (marketed by Gilead Sciences, Inc.) has recently been approved and is revolutionizing the treatment of Hepatitis C. This product, in conjunction with its follow on siblings, Harvoni and others, will likely be one of the best drug launches ever. In addition novel drugs to treat such disparate diseases as diabetes, idiopathic pulmonary fibrosis, psoriatic arthritis, melanoma, lung cancer as well as specific forms of lymphoma and leukemia have been approved in 2014. In our view, the breadth, depth and number of products approved in 2014 is evidence of the product development capability of the healthcare sector and bodes well for the future.

In addition to specific product development accomplishments, we note that in the last year we have seen more than 100 new healthcare IPOs. This has been one of the most promising periods of new public company formation in the history of the industry. It has created a new generation of public companies that is now well funded and led by knowledgeable and experienced pharmaceutical/biotechnology executives. In combination with the existing group of companies, we think the industry is poised to change the world of medicine in the coming years.

While we are quite optimistic about the future of healthcare and biotechnology, we note that it can be a somewhat volatile sector. There is no question that while there have been and will be spectacular success in the sector, there will also be notable clinical and regulatory failures along the way. We have seen both promising and disappointing events in the last year. Certainly clinical data reported in the area of liver disease, cystic fibrosis, multiple sclerosis as well as in breast and prostate cancer are encouraging. But there have also been notable clinical failures in ALS, prostate cancer and other areas. There have also been notable commercial disappointments. For example, while three products have recently been approved to treat obesity, none has as yet demonstrated what we see as unequivocal commercial success. So the field of healthcare investing remains a complicated area.

Moreover, there are a few real uncertainties in how the future will play out. Drug pricing is probably the best example of this uncertainty. It has been widely publicized that Sovaldi, Gilead's drug to treat Hepatitis C, costs $1000/per pill and upwards of $80,000 per twelve week course of therapy. Proponents of this drug, including ourselves, argue that this is fair and appropriate price for a breakthrough drug that "cures" a heretofore difficult to treat disease and prevents significant subsequent cost and suffering. From our perspective, Sovaldi is a terrific example of the capability of the product development in the industry. On the other hand, opponents of the drug's price argue that the cost associated with this and other drugs is too high and could bankrupt the healthcare system.

We agree that some drugs, the so-called "me-too" drugs that do not offer differentiated capability relative to existing drugs, may well be over-priced. But we see a large number of high value, differentiated products being developed that will address currently unmet medical needs and/or improve the quality of life for patients. Given the population demographics described above, we believe that the future of healthcare is very promising. We wouldn't rule out (and probably expect) a pullback along the way, but really do think the intermediate and long term prospects for healthcare are solid.

Portfolio Highlights

Attached please find a summary of Fund assets as of September 30, 2014. Total net assets at that time, including the approximately $100M overallotment option, were approximately $848M. Gilead, Celgene Corporation, Pfizer, Inc., Johnson & Johnson and AbbVie Inc. were the Fund's five largest positions. Biotechnology, Pharmaceuticals, Healthcare REITs and Managed Healthcare were notable equity sector allocations.

The Fund is intended to be comprised of classes of assets including both the stock and debt of healthcare companies. In addition, the Fund intends to own convertible securities of healthcare companies. No less importantly, THQ will write covered calls on the stocks of such companies. In aggregate, and in combination with the use of a moderate amount of leverage, this allocation of assets is intended to provide some current income to shareholders while allowing those shareholders to participate to some degree in what we believe is the upside of the healthcare sector.

In the first eight weeks of THQ's operation we have focused on establishing the equity portfolio of THQ. We have also initiated a moderate level of covered call writing. Acquisition of corporate debt and convertible securities, while initiated, will increase in the coming months. We also expect to introduce leverage into the portfolio soon.

IPO Highlights

We note that THQ's IPO was completed at the end of July 2014. So, as of September 30, 2014, the end of the Fund's fiscal year, THQ had been operating for just over two months. Assets as of Fund initiation were approximately $735M, representing approximately 38M shares. An additional approximately $100M in Fund shares were acquired by the Fund's underwriters during August and September pursuant to an overallotment option.

THQ made its first distribution at $0.1125 per share on September 30 and, as of that date, had announced a second distribution of equal magnitude (since distributed to shareholders) for October 31, 2014.

In aggregate, in our view the IPO of THQ was a great success. We at Tekla are pleased and privileged to be the investment managers for the Fund and look forward to working with you. Please call us any time at 617 -772-8500 if you have a question. In addition, note Destra Capital is the Fund's marketing and investor support services agent. They can be reached at 877-855-3434 and will be happy to answer any question you may have as well.

Daniel R. Omstead
President

TEKLA HEALTHCARE
OPPORTUNITIES FUND

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of September 30, 2014

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	8.2%
Celgene Corporation Biotechnologies/Biopharmaceuticals	6.8%
Pfizer, Inc. Pharmaceuticals	4.3%
Johnson & Johnson Pharmaceuticals	4.1%
AbbVie Inc. Pharmaceuticals	3.3%
Illumina, Inc. Medical Devices and Diagnostics	2.4%
Incyte Corporation Drug Discovery Technologies	2.2%
Teva Pharmaceutical Industries Ltd. Generic Pharmaceuticals	2.2%
Bristol-Myers Squibb Co. Pharmaceuticals	2.0%
Mylan, Inc. Generic Pharmaceuticals	1.9%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2014

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES - 8.3% of Net Assets
PRINCIPAL AMOUNT	Convertible Notes - 2.7%	VALUE
	Biotechnologies/Biopharmaceuticals - 2.7%
$5,500,000	Aegerion Pharmaceuticals Inc., 2.00% due 8/15/19 (a)	$5,795,625
12,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (a)	11,297,363
8,700,000	Corsicanto Ltd., 3.50% due 1/15/32	5,785,500
	TOTAL CONVERTIBLE NOTES	22,878,488
	Non-Convertible Notes - 5.6%
	Biotechnologies/Biopharmaceuticals - 1.2%
10,000,000	Amgen Inc. 3.63% due 05/15/22	10,156,800
	Healthcare Services - 4.4%
4,665,000	Cigna Corp, 5.88% due 03/15/41	5,655,799
7,500,000	HCA Holdings Inc., 6.25% due 02/15/21	7,837,500
7,500,000	HealthSouth Corp, 5.75% due 11/01/24	7,650,000
5,000,000	UnitedHealth Group Inc., 4.38% due 03/15/42	4,953,200
5,000,000	WellPoint Inc., 3.50% due 08/15/24	4,876,235
5,020,000	Wyeth LLC, 5.95% due 04/01/37	6,153,421
		37,126,155
	TOTAL NON-CONVERTIBLE NOTES	47,282,955
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES (Cost $72,965,989)	70,161,443
SHARES	COMMON STOCKS - 78.3%
	Biotechnologies/Biopharmaceuticals - 28.1%
47,400	Acorda Therapeutics, Inc. (b) (c)	1,605,912
26,800	Alexion Pharmaceuticals, Inc. (b) (c)	4,443,976
181,000	Alkermes plc (b)	7,759,470
71,600	Allergan, Inc.	12,758,404
60,499	Amgen Inc.	8,497,689
12,800	Biogen Idec, Inc. (b) (c)	4,234,368
175,550	BioMarin Pharmaceutical Inc. (b)	12,667,688
118,400	bluebird bio, Inc. (b) (c)	4,248,192
606,342	Celgene Corporation (b) (c)	57,469,095

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

SHARES		VALUE
189,500	Cubist Pharmaceuticals, Inc. (b)	$12,571,430
652,819	Gilead Sciences, Inc. (b) (c)	69,492,582
69,200	Ligand Pharmaceuticals Inc. (b)	3,251,708
714,100	Momenta Pharmaceuticals, Inc. (b)	8,097,894
334,800	Nektar Therapeutics (b) (c)	4,041,036
281,600	Neurocrine Biosciences, Inc. (b) (c)	4,412,672
156,000	NPS Pharmaceuticals, Inc. (b) (c)	4,056,000
345,400	Sarepta Therapeutics Inc. (b) (c)	7,287,940
167,020	Synageva BioPharma Corp (b)	11,487,636
		238,383,692
	Drug Discovery Technologies - 2.9%
508,400	Celldex Therapeutics, Inc. (b) (c)	6,588,864
373,723	Incyte Corporation (b) (c)	18,331,113
		24,919,977
	Generic Pharmaceuticals - 6.9%
35,600	Actavis plc (b)	8,589,568
645,600	Impax Laboratories, Inc. (b) (c)	15,307,176
357,896	Mylan, Inc. (b)	16,280,689
340,718	Teva Pharmaceutical Industries Ltd. (c)	18,313,593
		58,491,026
	Healthcare Services - 15.4%
141,490	Aetna, Inc.	11,460,690
202,600	Catamaran Corporation (b)	8,539,590
122,251	Cigna Corp	11,086,943
154,672	Community Health Systems, Inc. (b)	8,474,479
115,688	HCA Holdings, Inc. (b)	8,158,318
200,000	Health Care REIT Inc. (b)	11,436,000
236,618	LTC Properties Inc.	8,728,838
627,274	Medical Properties Trust Inc.	7,690,379
135,360	Molina Healthcare, Inc. (b)	5,725,728
252,616	Omega Healthcare Investors Inc.	8,636,941
671,702	Physicians Realty Trust	9,215,751
343,390	Sabra Health Care REIT Inc.	8,351,245
409,504	Senior Housing Properties Trust	8,566,824
136,382	Ventas Inc.	8,448,865
15,000	Ventas Realty LP / Ventas Capital Corp	361,350
88,652	WellCare Health Plans Inc. (b)	5,349,262
		130,231,203

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

SHARES		VALUE
	Medical Devices and Diagnostics - 8.9%
11,361	Alere, Inc. (b)	$440,580
70,400	Align Technology, Inc. (b)	3,638,272
551,000	Endologix Inc. (b)	5,840,600
125,500	Illumina, Inc. (b) (c)	20,571,960
112,200	Myriad Genetics, Inc. (b) (c)	4,327,554
122,510	St Jude Medical, Inc.	7,366,526
95,840	Stryker Corporation	7,739,080
120,700	Thermo Fisher Scientific Inc.	14,689,190
113,300	Thoratec Corporation (b)	3,028,509
79,800	Zimmer Holdings, Inc.	8,023,890
		75,666,161
	Pharmaceuticals - 16.1%
481,219	AbbVie Inc.	27,795,210
332,640	Bristol-Myers Squibb Co.	17,024,515
186,918	Eli Lilly & Co	12,121,632
52,884	Jazz Pharmaceuticals plc (b)	8,491,055
327,212	Johnson & Johnson	34,877,527
1,229,037	Pfizer, Inc.	36,342,624
		136,652,563
	TOTAL COMMON STOCKS (Cost $655,634,367)	664,344,622
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 4.0%
$34,526,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $34,526,000, 0.00%, dated 09/30/14, due 10/01/14 (collateralized by U.S. Treasury Note 2.13%, due 08/15/21, market value $35,216,738)	34,526,000
	TOTAL SHORT-TERM INVESTMENT (Cost $34,526,000)	34,526,000
	COMMERCIAL PAPER - 1.9%
16,000,000	General Electric Co., 0.05% due 10/31/2014	15,999,333
		15,999,333
	TOTAL INVESTMENTS - 92.5% (Cost $779,125,689)	785,031,398

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.3)%	VALUE
474	Acorda Therapeutics, Inc. Oct14 34 Call	$(66,360)
268	Alexion Pharmaceuticals, Inc. Oct14 165 Call	(128,640)
128	Biogen Idec, Inc. Oct14 340 Call	(56,320)
1,184	bluebird bio, Inc. Oct14 35 Call	(370,000)
904	Celgene Corporation Oct14 95 Call	(187,128)
904	Celgene Corporation Oct14 96 Call	(150,064)
5,084	Celldex Therapeutics, Inc. Oct14 15 Call	(76,260)
1,609	Gilead Sciences, Inc. Oct14 110 Call	(321,800)
236	Illumina, Inc. Oct14 175 Call	(23,600)
3,226	Impax Laboratories, Inc. Oct14 25 Call	(161,300)
293	Incyte Corporation Oct14 50 Call	(55,670)
642	Incyte Corporation Oct14 52.5 Call	(51,360)
1,122	Myriad Genetics, Inc. Oct14 39 Call	(112,200)
3,348	Nektar Therapeutics Oct14 13 Call	(66,960)
2,816	Neurocrine Biosciences, Inc. Oct14 15 Call	(520,960)
1,560	NPS Pharmaceuticals, Inc. Oct14 30 Call	(40,560)
3,454	Sarepta Therapeutics, Inc. Oct14 23 Call	(207,240)
343	Teva Pharmaceutical Industries Ltd. Oct14 53 Call	(51,107)
343	Teva Pharmaceutical Industries Ltd. Oct14 54.5 Call	(23,324)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $2,517,176)	(2,670,853)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.8%	65,824,021
	NET ASSETS - 100%	$848,184,566

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)  Non-income producing security.

(c)  All or a portion of security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

ASSETS:
Investments, at value (cost $779,125,689)	$785,031,398
Cash	120,594,816
Dividends and interest receivable	1,171,254
Receivable for investments sold	21,469,727
Prepaid expenses	37,939
Total assets	928,305,134
LIABILITIES:
Payable for investments purchased	76,242,516
Accrued advisory fee	629,278
Accrued shareholder reporting fees	101,619
Accrued trustee fees	8,500
Options written, at value (premium received $2,517,176)	2,670,853
Payable for offering costs	191,931
Accrued other	275,871
Total liabilities	80,120,568
Commitments and Contingencies (See Note 1)
NET ASSETS	$848,184,566
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,878,221 shares issued and outstanding	$836,306,715
Accumulated net investment loss	(109,130)
Accumulated net realized gain on investments and options	6,234,949
Net unrealized gain on investments and options	5,752,032
Total net assets (equivalent to $19.33 per share based on 43,878,221 shares outstanding)	$848,184,566

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

PERIOD JULY 31, 2014 TO SEPTEMBER 30, 2014 (1)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $17,504)	$962,731
Interest and other income	224,343
Total investment income	1,187,074
EXPENSES:
Advisory fees	1,301,562
Shareholder reporting	183,857
Administration and auditing fees	104,650
Legal fees	50,000
Trustees' fees and expenses	37,750
Custodian fees	17,818
Transfer agent fees	16,667
Other (see Note 2)	30,836
Total expenses	1,743,140
Net investment loss	(556,066)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,599,862
Closed or expired option contracts written	2,005,814
Net realized gain	11,605,676
Change in unrealized appreciation (depreciation)
Investments	5,905,709
Option contracts written	(153,677)
Change in unrealized appreciation (depreciation)	5,752,032
Net realized and unrealized gain (loss)	17,357,708
Net increase in net assets resulting from operations	$16,801,642

(1) Commenced operations on July 31, 2014.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Period July 31 2014 to September 30, 2014 (1)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($556,066)
Net realized gain	11,605,676
Change in net unrealized appreciation	5,752,032
Net increase in net assets resulting from operations	16,801,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,936,300)
Total distributions	(4,936,300)
CAPITAL SHARE TRANSACTIONS:
Proceed from sale of shares (43,878,221 shares)	836,319,224
Total capital share transactions	836,319,224
Net increase in net assets	848,184,566
NET ASSETS:
Beginning of period	0
End of period	848,184,566
Accumulated net investment loss included in net assets at end of period	($109,130)

(1) Commenced operations on July 31, 2014.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	For the period July 31, 2014 to September 30, 2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$19.10	(3)
Net investment loss (2)	(0.01)
Net realized and unrealized gain	0.39
Total increase (decrease) from investment operations	0.38
Distributions to shareholders from:
Income distributions to shareholders	(0.11)
Total distributions	(0.11)
Capital charges with respect to issuance of shares	(0.04)
Net asset value per share, end of period	$19.33
Per share market value, end of period	$18.85
Total investment return at market value	(5.42	%)*
Total investment return at net asset value	2.02	%*
RATIOS
Expenses to average net assets	1.28	%**
Net investment loss to average net assets	(0.41	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$848
Portfolio turnover rate	19.61	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Computed using average shares outstanding.

(3)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 12, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investment in companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). This is a broad mandate and the Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The Board approved on November 21, 2014, a change to the investment strategies of the Fund so that the Fund will expect to invest 55% to 90% of its Managed Assets in equity securities (which may include common stock, preferred stock, and warrants or other rights to acquire common or preferred stock, but does not include convertible securities). This change will be effective December 1, 2014.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after September 30, 2014, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Restricted securities as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. Bonds, other than convertible bonds, are valued using a

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the period ended July 31, 2014 to September 30, 2014 were as follows:

	Contracts	Premiums
Options outstanding, July 31, 2014	—	$—
Options written	58,144	6,333,852
Options terminated in closing purchase transactions	(3,454)	(466,280)
Options exercised	(11,737)	(1,803,954)
Options expired	(15,015)	(1,546,442)
Options outstanding, September 30, 2014	27,938	$2,517,176

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, Option, Written at Value	$2,670,853	Net realized gain on closed or expired option contracts written	$2,005,814
			Change in unrealized appreciation (depreciation) on option contracts written	($153,677)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the period July 31, 2014 to September 30, 2014 totaled $857,183,659 and $133,576,968, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2014, the Fund reclassified $5,370,727 from accumulated net realized gain on investment and $5,383,236 from undistributed net investment loss to paid in capital, with a net impact of $12,509, to adjust for current period book/tax differences.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

The tax basis components of distributable earnings and the tax cost as of September 30, 2014 were as follows:

Cost of Investments for tax purposes	$779,125,689
Gross tax unrealized appreciation	$23,542,992
Gross tax unrealized depreciation	($17,637,283)
Net tax unrealized appreciation on investments	$5,905,709
Undistributed ordinary income	$6,234,949

The Fund has designated the distributions for its taxable year ended September 30, 2014 as follows:

Ordinary income (includes short-term capital gain)	$4,936,300

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Organizational Expenses and Offering Costs

All organizational expenses of the Trust will be borne by Tekla Capital Management LLC. As a result, organizational expenses are not reflected in the statement of assets and liabilities nor the statement of operations. Offering costs of $1,754,791 were limited to $0.04 per share and were charged to paid in capital upon sale of the shares.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the period July 31, 2014 to September 30, 2014, these payments amounted to $21,227 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 to value the Fund's net assets. For the period ended September 30, 2014, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities
Biotechnologies/Biopharmaceuticals		$33,035,288		$33,035,288
Healthcare Services		37,126,155		37,126,155
Common Stocks
Biotechnologies/Biopharmaceuticals	$238,383,692	—		238,383,692
Drug Discovery Technologies	24,919,977	—		24,919,977
Generic Pharmaceuticals	58,491,026	—		58,491,026
Healthcare Services	130,231,203	—		130,231,203
Medical Devices and Diagnostics	75,666,161	—		75,666,161
Pharmaceuticals	136,652,563	—		136,652,563
Short-term Investment	—	34,526,000		34,526,000
Commercial Paper
Medical Devices and Diagnostics	—	15,999,333		15,999,333
Total	$664,344,622	$120,686,776	$—	$785,031,398
Other Financial Instruments
Assets
Liabilities
Call Options Contracts Written	$(2,670,853)	$—	$—	$(2,670,853)
Total	$(2,670,853)	$—	$—	$(2,670,853)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Opportunities Fund (the "Fund"), including the schedule of investments, as of September 30, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period July 31, 2014 (commencement of operations), to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Healthcare Opportunities Fund as of September 30, 2014, the results of its operations, changes in its net assets and financial highlights for the period July 31, 2014 (commencement of operations), to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 21, 2014

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

On May 7, 2014, the Board, and the Trustees of the Fund who are not interested persons (Independent Trustees) voting separately, approved the Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser. The initial term of the Advisory Agreement is two years, and the Advisory Agreement will continue in effect thereafter so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board considered the Advisory Agreement at meetings of the Board held on April 28, 2014, and May 7, 2014.

In approving the Advisory Agreement, the Board considered the factors described below and the recommendation of the Governance and Nominating Committee, among other things. The Board reviewed information about those factors, including materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process. Those materials included, among other things, (i) information regarding the proposed investment objective and strategies of the Fund and (ii) comparisons of the proposed advisory fee and the anticipated expenses and expense ratio of the Fund to those of a peer group of other investment companies with similar objectives and strategies. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts and its compliance and administrative personnel. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor. In considering the Advisory Agreement, the Board did not identify any single factor as all-important or controlling.

The nature, extent and quality of the services to be provided by the Adviser. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser to the Fund. Among other things, the Trustees considered the size and qualifications of the Adviser's personnel in light of the investment objective and strategies of the Fund and the Adviser's commitment to continue to build out its infrastructure, including, if appropriate, hiring additional personnel with the required experience and qualifications to meet the future demands of the Fund (and HQH and HQL). The Trustees noted that, in addition, on a regular basis the Board has considered the roles and responsibilities of the Adviser, as a whole and as to specific portfolio management, support and trading functions, with respect to HQH and HQL, the two other closed-end funds that are managed by the Adviser. The Trustees considered that they have been satisfied with the quality and value of the investment advisory services provided to HQH and HQL by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees noted that, although the Fund is new, the Adviser has experience managing HQH and HQL. The Trustees noted the differences between the investment objective and strategies of the Fund and the investment objectives and strategies of HQH and HQL and considered that the Adviser has the necessary experience and capabilities to manage the Fund.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. Past performance of the Fund was not a factor considered by the Trustees. The Fund had not yet commenced operations and had no performance data which the Trustees could evaluate.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the investment objective and strategies of the Fund, the various services to be provided by the Adviser to the Fund, and comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's proposed fee is within the range of fees presented in the comparative information. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fee to be charged by the Adviser is fair and reasonable in light of the quality and nature of the services to be provided by the Adviser. As the Fund had no operating history, the Trustees determined to evaluate the profitability to the Adviser of its relationship with the Fund during future contract reviews. The Trustees took into account that the Adviser would provide investment management services only to the Fund, HQH and HQL and would not derive any other benefit from its relationship with the Fund, other than receipt of advisory fees pursuant to the Advisory Agreement. The Trustees also took into account that the Fund intends to use leverage, which would increase total assets and, thus, the amount of advisory fees payable to the Adviser under the Advisory Agreement, as such fees are to be calculated based on total managed assets. In this regard, the Trustees took into account that the Adviser will have a financial incentive to make continuous use of leverage in managing the Fund, which may create a conflict of interest between the Adviser, on the one hand, and the Fund's shareholders, on the other. After considering information provided by the Adviser and presentations by portfolio managers regarding the proposed use of leverage by the Fund, the Trustees determined that the Fund's use of leverage would be appropriate and in the best interests of the Fund's shareholders.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement does not provide for breakpoints in the advisory fees. The Trustees recognized that the Fund may benefit from economies of scale in the future following its initial public offering and commencement of operations and determined to consider economies of scale during future contract reviews.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2014)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	3
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2014)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/ biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	3
Oleg M. Pohotsky 3/1947	Trustee (since 2014) Chairman (since 2014)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (2009-2014); Director, Avangard Investment Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).	3
William S. Reardon, CPA 6/1946	Trustee (since 2014)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	3
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1914)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	3
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2014)	Independent Consultant, Deutsche Bank (since 2004); Director, Bald Peak Land Company, Inc. (since 2008).	3

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2014); Trustee (Since 2014)	President of the Fund, Tekla Healthcare Investors and Tekla Life Sciences Investors (HQL) (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (2012-2014); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).	3

OFFICERS

Daniel R. Omstead, Ph.D. 7/1953	President (Since 2014); Trustee (Since 2014)

President of the Fund, HQH and HQL (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (2012-2014) Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2014)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH and HQL (Since 2009); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Opportunities Fund, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter, approximately 15 days after the end of each quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at (877) 855-3434.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2014. In February 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2014.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 2.82% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2014 to September 30, 2014.

Under Section 854(b)(2) of the Code, the Fund designated $428,479 as qualified dividends for the year ended September 30, 2014.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Trust. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee

TEKLA HEALTHCARE
OPPORTUNITIES FUND

and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus %0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account. Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

1-800-451-2597

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $36,000 for the fiscal year ended September 30, 2014 and not applicable for the fiscal year ended September 30, 2013.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended September 30, 2014 and not applicable for the fiscal year ended September 30, 2013.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $34,700 for the fiscal year ended September 30, 2014 and not applicable for the fiscal year ended September 30, 2013.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors and Tekla Healthcare Opportunities Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of November 26, 2014, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”) and Tekla Life Science Investors (“HQL”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH and HQL.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	2	$1,497 million	0	0	0	0
Christopher F. Brinzey	2	$1,497 million	0	0	0	0
Frank T. Gentile	2	$1,497 million	0	0	0	0
Jason C. Akus	2	$1,497 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH and HQL, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2014, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 1500 Healthcare Index and the S&P 500 Index during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2014, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$10,001-$50,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	11/26/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	11/26/14

* Print the name and title of each signing officer under his or her signature.